UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2023

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-19514	86-3684669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

713 Market Drive Oklahoma City, Oklahoma	73114
(Address of principal executive offices)	(Zip code)

(405) 252-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered	Trading Symbol
Common stock, par value $0.0001 per share	The New York Stock Exchange	GPOR

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Gulfport Energy Corporation (the “Company”) is furnishing the disclosure in this Item 7.01 in connection with its issuance of a press release on September 20, 2023 announcing the expansion of its common stock repurchase authorization. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01.

The information in Items 7.01 and 9.01 of this Current Report on Form 8-K is being furnished, not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified in such filing as being incorporated by reference in such filing. The furnishing of the information in Items 7.01 and 9.01 of this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider such information before making an investment or voting decision with respect to any security of the Company or any of its affiliates.

Item 8.01. Other Events.

On September 20, 2023, the Company announced that its board of directors expanded its common stock repurchase authorization to $650 million. This increased authorization extends the program through December 31, 2024.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Number	Exhibit
99.1	Press release dated September 20, 2023 entitled “Gulfport Energy Expands Common Stock Repurchase Authorization by 63% to $650 Million.”
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: September 20, 2023	By:	/s/ Patrick K. Craine
Patrick K. Craine
Chief Legal and Administrative Officer and Corporate Secretary

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